Putnam
Voyager
Fund II

ANNUAL REPORT

December 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "We anticipate that the new fiscal year will bring a better environment for the types of stocks in which your fund invests. The rate of economic growth appears likely to slow in the coming months; as this occurs, we believe interest rates will decline. In such an environment, we believe our current emphasis on health care, financial, and small-company growth stocks should bode well for the fund."

                                               --  Charles H. Swanberg, manager
                                                   Putnam Voyager Fund II


CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

25 Financial statements

35 Results of December 5, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Those who read Putnam Voyager Fund II's semiannual report last summer should not have been surprised by the sharp contrast in performance between the solid results registered in the first half of fiscal 1997 and the subdued second-half returns. In their midyear report, your fund's managers duly noted the prospect of a correction and its possible implications for the fund. When the market took a pronounced dip during the summer, the stocks of the smaller growth companies in which your fund typically invests were among the hardest hit.

The experience speaks forcefully in favor of maintaining a long-term perspective when pursuing capital appreciation as aggressively as your fund does. As you will see in the performance tables on pages 8 and 9, the fund's results over longer periods remain quite respectable, despite fiscal 1997's modest returns at the hands of a volatile market environment.

In the following report, your fund's managers discuss fiscal 1996 performance and the factors they believe could have a positive impact in fiscal 1997.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

February 19, 1997



Report from the Fund Managers
Charles H. Swanberg
Roland W. Gillis
Robert R. Beck

Although the 12 months ended December 31, 1996, represented a banner year for many investors, they were challenging ones for Putnam Voyager Fund II. The Dow Jones Industrial Average, which reflects performance of large blue-chip stocks, climbed 26%; its 1995 - 1996 rise of 68% was the largest two-year gain since 1954 - 1955. Unfortunately, the news wasn't as good for the types of stocks in which your fund primarily invests. In 1996, the prices of small-company stocks trailed those of larger blue-chip stocks by more than 10%.*

Just after the midpoint of the fiscal year, your fund's relatively strong performance was dampened by a market correction for small-company stocks. The NASDAQ composite index fell 35 points on July 12 -- one of the biggest declines in the history of the index. The NASDAQ index covers 4,500 stocks traded over the counter, including many small-company stocks. After a slight recovery in August, these stocks continued to underperform for the remainder of the year. Despite this tough environment, there were some bright spots for the fund, including strength from a number of holdings in the large-capitalization portion of its portfolio. For complete performance information, see pages 8 and 9.

LARGE-CAP AND RETAIL HOLDINGS SHINE DURING FISCAL 1996

Your fund's large-company holdings showed the greatest strength during the year, mirroring the performance of the Dow Jones Industrial Average. Three of the fund's strongest performers came from the retail sector. As North America's largest home-improvement retailer, Home Depot has experienced rapid growth and recently opened its 500th store. The company is expected to grow to more than 1,000 outlets in the next 3 years. Starbucks Corp., the coffee roaster and retailer, was another portfolio standout. In 10 years, the company has grown from 11 stores to more than 1,100. To sustain its growth momentum, Starbucks is working to increase its brand visibility and developing new distribution channels for its products.
* Source: The Wall Street Journal, January 2, 1997.

Also worth noting is St. John Knits, one of the fund's small-company apparel industry holdings. A designer and manufacturer of women's clothing and accessories, the company recently announced record-breaking sales and earnings for its 1996 fiscal year. While these stocks, along with others discussed in this report, were viewed favorably as of December 31, 1996, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

TECHNOLOGY SECTOR REPRESENTS BOTH UPS AND DOWNS

For the technology sector, 1996 was a year of incredible volatility, with the strongest overall performance coming from semiconductors, computers, and software. Since the fund was not heavily weighted in semiconductor stocks, it was unable to take advantage of the upswing in this portion of the technology market. However, a number of other technology holdings did prove profitable during the fiscal year. Electronics for Imaging, Inc., a market leader known for its Fiery(registered trademark) brand technology, is one example. The company's hardware and software technology transforms ordinary color copiers into faster, high-quality, networked color printers. A pioneer in this field, the company has installed its servers in corporations, agencies, and design studios around the world.

[GRAPHIC OF HORIZONTAL BAR CHART: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software           13.2%

Retail                       6.3%

Business services            5.6%

Medical supplies and
devices                      5.6%

Networking
equipment                    5.1%

Footnote reads:
* Based on net assets as of 12/31/96. Sector allocations will vary over time.

Companies that are profiting from the so-called "year 2000" issue were another highlight of the fund's technology holdings. Essentially, these companies are developing ways to deal with glitches that may result from computer systems that are not programmed to recognize the year 2000 and instead will mistake it for the year 1900. The stocks of companies that can address this problem or that can develop software to correct it rose dramatically toward the end of 1996. Examples in the fund's portfolio include Vanstar Corp., Gartner Group, and Viasoft.

In addition to addressing the year 2000 issue, Vanstar is a leading provider of computer-related products and services, and specializes in building and managing personal computer networks for businesses. Gartner Group provides information technology research and market research services in addition to working on year 2000 problems.

Information technology holdings such as Alternative Resources Corp. were also strong performers in 1996. Alternative Resources provides technical staffing for corporations and has benefited greatly as businesses continue to look to outside agencies for temporary technical help. The company has a database of employees who are skilled in mainframe computer operations, personal computer support, and voice and data communications.

A GOOD YEAR FOR BROADCASTING

A significant event affecting the portfolio's broadcasting sector this year was passage of the Telecommunications Act of 1996, which allows for ownership of multiple television or radio stations. The strongest performance in this sector came from companies involved in the wave of consolidations generated by this new legislation.

Among the fund's radio holdings, Clear Channel Communications proved profitable as the company acquired new stations. The stock of Infinity Broadcasting Corp., already a strong performer, provided an additional boost to the portfolio in the first half of the year after the announcement that Westinghouse Electric Corp. planned to purchase the company.

Also worth noting is the performance of educational company stocks such as Sylvan Learning Center and Apollo Group, Inc. Sylvan, with a network of more than 500 centers in the United States and Canada, develops individualized programs in subjects such as reading, math, and study skills for students in need of supplemental education. Apollo Group provides higher educational programs for working adults. Its programs reach more than 40,000 students in the United States and London.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Thermo Electron Corp.
Energy

Cabletron Systems, Inc.
Networking equipment

Computer Associates International, Inc.
Computer software

Cisco Systems, Inc.
Networking equipment

Parametric Technology Corp.
Computer software

EMC Corp.
Computer equipment

MBNA Corp.
Financial services

Apollo Group, Inc. (Class A)
Education services

Baan Co., N.V.
Computer software

Electronics for Imaging, Inc.
Computer software

Footnote reads:
These holdings represent 12.5% of the fund's assets as of 12/31/96. Portfolio holdings will vary over time.

OUTLOOK FOR FISCAL '97 IS CAUTIOUSLY OPTIMISTIC

We anticipate that the new fiscal year will bring a healthier environment for the types of stocks in which your fund invests. The rate of economic growth appears likely to slow in the coming months; as this slowing occurs, we believe interest rates will decline. In such an environment, our current emphasis on health-care, financial, and small-company growth stocks should bode well for the fund. Regardless of the economic environment, we believe the fund's focus on attractive companies with dominant positions within their industries and with the potential for significant growth can provide rewarding long-term results.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/96, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Voyager Fund II is designed for investors seeking aggressive capital appreciation primarily through common stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (4/14/93)       (10/2/95)       (10/2/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       7.71%   1.50%   6.89%   1.89%   7.16%   3.42%
------------------------------------------------------------------------------
Life of class               99.55   88.05   18.02   14.02   18.48   14.37
Annual average              20.41   18.50   14.17   11.07   14.53   11.34
------------------------------------------------------------------------------

COMPARATIVE INDEXES FOR PERIODS ENDED 12/31/96

                                      Standard & Poor's     Consumer
                                          500 Index        Price Index
------------------------------------------------------------------------------
1 year                                      22.95%           3.32%
------------------------------------------------------------------------------
Life of class A                             81.66           10.45
Annual average                              17.43            2.71
------------------------------------------------------------------------------
Life of class B and M                       30.94            3.52
Annual average                              24.10            2.81
------------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.




[GRAPHIC WORM CHART OMMITED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 4/14/93


Starting value                            (Insert ending Total)

$9,425           Fund's class A shares at POP     $18,805
$10,000          S&P 500 Index                    $18,166
$10,000          Consumer Price Index             $11,045

(plot points for total return mountain chart)

                                  S&P 500
Date/year        Fund at POP        Index            CPI
----------      ------------    ---------      ---------
4/14/93                9,425       10,000         10,000
12/31/93              11,589       10,604         10,153
12/31/94              11,629       10,743         10,425
12/31/95              17,459       14,776         10,689
12/31/96              18,805       18,166         11,045

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 10/2/95 would have been valued at $11,802 at net asset value on 12/31/96 ($11,402 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 10/2/95 would have been valued at $11,848 at net asset value on 12/31/96 ($11,437 at public offering price.)


PRICE AND DISTRIBUTION INFORMATION
12 months ended 12/31/96

                                  Class A      Class B     Class M
------------------------------------------------------------------------------
 Distributions (number)                --         --          --
------------------------------------------------------------------------------
 Income                                --         --          --
------------------------------------------------------------------------------
 Capital gains                         --         --          --
------------------------------------------------------------------------------
 Share value:                     NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
 12/31/95                      $14.40   $15.28  $14.37  $14.39  $14.91
------------------------------------------------------------------------------
 12/31/96                       15.51    16.46   15.36   15.42   15.98
------------------------------------------------------------------------------



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE INDEXES

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. Performance results assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

*                Formerly Natural Resources Fund

+                Formerly Overseas Growth Fund

[DBL. DAGGER]    Formerly OTC Emerging Growth Fund

[SECTION MARK]   Not available in all states.

**               Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended December 31, 1996

To the Trustees and Shareholders of
Putnam Voyager Fund II

We have audited the accompanying statement of assets and liabilities of Putnam Voyager Fund II, including the portfolio of investments owned, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Voyager Fund II as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 10, 1997



Portfolio of investments owned
December 31, 1996

COMMON STOCKS (98.1%) *
NUMBER OF SHARES                                                                                    VALUE

Advertising (1.2%)
---------------------------------------------------------------------------------------------------------
        42,966   Lamar Advertising Co. +                                                   $    1,041,926
        50,843   Omnicom Group Inc.                                                             2,326,067
       107,850   Outdoor Systems, Inc. +                                                        3,033,281
        51,104   TMP Worldwide Inc. +                                                             651,576
        48,500   Universal Outdoor Holdings, Inc. +                                             1,139,750
                                                                                           --------------
                                                                                                8,192,600

Aerospace and Defense (0.5%)
---------------------------------------------------------------------------------------------------------
        13,600   Boeing Co.                                                                     1,446,700
         7,000   Lockheed Martin Corp.                                                            640,500
        15,000   Northrop Grumman Corp.                                                         1,241,250
                                                                                           --------------
                                                                                                3,328,450

Alcoholic Beverages (0.3%)
---------------------------------------------------------------------------------------------------------
        36,200   Anheuser-Busch Cos., Inc.                                                      1,448,000
        25,700   Seagram Co., Ltd.                                                                995,875
                                                                                           --------------
                                                                                                2,443,875

Apparel (2.2%)
---------------------------------------------------------------------------------------------------------
       102,331   Gucci Group (Italy)                                                            6,536,393
        71,200   Loehmann's Holdings, Inc. +                                                    1,637,600
        39,348   Nautica Enterprises, Inc. +                                                      993,537
       101,607   St. John Knits, Inc.                                                           4,419,905
        49,877   The Men's Wearhouse, Inc. +                                                    1,221,987
        20,000   Warnaco Group, Inc.                                                              592,500
                                                                                           --------------
                                                                                               15,401,922

Automotive (0.4%)
---------------------------------------------------------------------------------------------------------
        45,400   Echlin, Inc.                                                                   1,435,775
        48,950   Snap-On Inc.                                                                   1,743,844
                                                                                           --------------
                                                                                                3,179,619

Banks (1.8%)
---------------------------------------------------------------------------------------------------------
        14,800   Bank of Boston Corp.                                                             950,900
        36,400   BankAmerica Corp.                                                              3,630,900
        15,000   Barnett Banks, Inc.                                                              616,875
        39,200   Citicorp                                                                       4,037,600
         9,400   Morgan (J.P.) & Co., Inc.                                                        917,675
        26,000   NationsBank Corp.                                                              2,541,500
                                                                                           --------------
                                                                                               12,695,450

Basic Industrial Products (0.2%)
---------------------------------------------------------------------------------------------------------
        35,000   General Signal Corp.                                                           1,496,250

Biotechnology (0.2%)
---------------------------------------------------------------------------------------------------------
        30,000   IDEXX Laboratories, Inc. +                                                     1,080,000

Broadcasting (2.2%)
---------------------------------------------------------------------------------------------------------
        35,318   Chancellor Broadcasting Corp. Class A +                                          838,803
       123,460   Clear Channel Communications, Inc. +                                           4,459,993
         3,100   Cox Radio, Inc. Class A +                                                         54,250
       119,085   Evergreen Media Corp. Class A +                                                2,977,125
        26,000   Heartland Wireless Communications, Inc. +                                        341,250
        26,406   Infinity Broadcasting Corp. Class A +                                            887,902
        18,032   Jacor Communications, Inc. +                                                     493,626
        34,343   LIN Television Corp. +                                                         1,450,992
        31,900   SFX Broadcasting, Inc. Class A +                                                 949,025
        43,883   Sinclair Broadcast Group, Inc. Class A +                                       1,140,958
         8,730   TCI Satellite Entertainment, Inc. Class A +                                       86,209
        27,800   Univision Communications Inc. Class A +                                        1,028,600
        29,466   Westwood One, Inc. +                                                             489,872
        22,200   Young Broadcasting Corp. Class A +                                               649,350
                                                                                           --------------
                                                                                               15,847,955

Building Products (0.8%)
---------------------------------------------------------------------------------------------------------
        99,710   Lowe's Cos., Inc.                                                              3,539,705
        35,000   Masco Corp.                                                                    1,260,000
        14,000   Sherwin Williams Co.                                                             784,000
                                                                                           --------------
                                                                                                5,583,705

Business Services (5.6%)
---------------------------------------------------------------------------------------------------------
        76,998   Abacus Direct Corp. +                                                          1,443,713
        43,000   Affiliated Computer Services, Inc. Class A +                                   1,279,250
        53,977   Airgas, Inc. +                                                                 1,187,494
        26,732   APAC Teleservices, Inc. +                                                      1,025,841
        88,566   Corestaff, Inc. +                                                              2,097,907
       169,731   Corporate Express, Inc. +                                                      4,996,456
       728,797   Corporate Services Group PLC (United Kingdom)                                  2,164,758
       181,843   Employee Solutions, Inc. +                                                     3,727,782
        79,314   Gartner Group Inc. Class A +                                                   3,088,290
        48,270   Interim Services Inc. +                                                        1,713,585
        99,750   Metromedia International Group, Inc. +                                           985,031
        32,300   Metzler Group, Inc. +                                                          1,025,525
       266,433   Officemax, Inc. +                                                              2,830,851
        20,839   Paychex, Inc.                                                                  1,071,906
        32,700   Pharmaceutical Product Development, Inc. +                                       825,675
       642,220   Rentokil Group PLC (United Kingdom)                                            4,826,720
        75,256   Robert Half International, Inc. +                                              2,586,925
        66,800   Select Appointments Holdings PLC ADR
                   (United Kingdom) +                                                             768,200
        65,739   Serco Group PLC (United Kingdom)                                                 758,554
         6,300   Snyder Communications Inc. +                                                     170,100
        65,700   TeleTech Holdings Inc. +                                                       1,708,200
                                                                                           --------------
                                                                                               40,282,763

Cable Television (0.3%)
---------------------------------------------------------------------------------------------------------
        21,650   Tele-Comm Liberty Media Group, Inc. Class A +                                    618,378
        89,500   Tele-Communications Class A +                                                  1,169,094
                                                                                           --------------
                                                                                                1,787,472

Chemicals (1.0%)
---------------------------------------------------------------------------------------------------------
        21,000   Air Products & Chemicals, Inc.                                                 1,451,625
        12,000   Betz Laboratories, Inc.                                                          702,000
        18,200   Great Lakes Chemical Corp.                                                       850,850
        25,400   Praxair, Inc.                                                                  1,171,575
        32,900   Raychem Corp.                                                                  2,636,113
        17,500   Witco Chemical Corp.                                                             533,750
                                                                                           --------------
                                                                                                7,345,913

Computer Equipment (1.5%)
---------------------------------------------------------------------------------------------------------
       272,731   EMC Corp. +                                                                    9,034,214
        16,800   Hewlett-Packard Co.                                                              844,200
        39,261   Splash Technology Holdings, Inc. +                                               844,112
                                                                                           --------------
                                                                                               10,722,526

Computer Services (3.2%)
---------------------------------------------------------------------------------------------------------
       150,827   America Online, Inc. +                                                         5,014,998
        21,756   CBT Group PLC ADR (Ireland) +                                                  1,180,263
       103,200   ECsoft Group PLC ADR (United Kingdom) +                                          993,300
        27,204   Electronic Data Systems Corp.                                                  1,176,573
        57,148   First Data Corp.                                                               2,085,902
        91,500   IDT Corp. +                                                                    1,006,500
       100,118   Keane, Inc. +                                                                  3,178,747
         2,600   Metromail Corp. +                                                                 47,450
         8,400   Sabre Group Holdings Inc. +                                                      234,150
        87,668   Sterling Commerce, Inc. +                                                      3,090,297
        32,200   Transaction Systems Architects, Inc. Class A +                                 1,070,650
       149,816   Vanstar Corp. +                                                                3,670,492
        15,600   XLConnect Solutions Inc. +                                                       448,500
                                                                                           --------------
                                                                                               23,197,822

Computer Software (13.2%)
---------------------------------------------------------------------------------------------------------
        30,000   Arbor Software Corp. +                                                           727,500
        64,674   Aspect Development, Inc. +                                                     1,762,367
       219,813   Baan Co., N.V. (Netherlands) +                                                 7,638,502
       109,528   BMC Software, Inc. +                                                           4,531,721
         8,400   CCC Information Services Group +                                                 134,400
        50,000   Citrix Systems, Inc. +                                                         1,953,125
        42,942   Clarify, Inc. +                                                                2,061,216
        46,642   Cognex Corp. +                                                                   862,877
       192,799   Computer Associates Intl., Inc.                                                9,591,750
        36,626   Documentum, Inc. +                                                             1,236,128
       106,845   Electronic Arts, Inc. +                                                        3,198,672
        90,919   Electronics for Imaging, Inc. +                                                7,478,088
        30,875   Forte Software, Inc. +                                                         1,011,156
        89,878   Geoworks +                                                                     2,202,011
         3,100   I2 Technologies, Inc. +                                                          118,575
        46,212   Informix Corp. +                                                                 941,570
        53,600   Legato Systems, Inc. +                                                         1,748,700
        50,100   McAfee Associates, Inc. +                                                      2,204,400
        52,424   Medic Computer Systems, Inc. +                                                 2,113,343
        54,246   Microsoft Corp. +                                                              4,482,076
        43,069   OneWave, Inc. +                                                                  336,477
       176,581   Parametric Technology Corp. +                                                  9,071,849
        60,276   Raptor Systems, Inc. +                                                         1,213,055
       141,180   Rational Software Corp. +                                                      5,585,434
        36,000   Remedy Corp. +                                                                 1,935,000
       104,388   Sandisk Corp. +                                                                1,017,783
        22,577   Scopus Technology, Inc. +                                                      1,049,831
         2,700   SeaChange International, Inc. +                                                   68,850
        44,600   Security Dynamics Technologies, Inc. +                                         1,404,900
       102,400   Siebel Systems, Inc. +                                                         2,764,800
       184,600   Smallworldwide PLC ADR (United Kingdom) +                                      2,192,125
       108,160   Synopsys, Inc. +                                                               5,002,400
        38,407   The Learning Co. Inc. +                                                          552,101
        87,200   Vantive Corp. +                                                                2,725,000
        70,000   Viasoft, Inc. +                                                                3,307,500
                                                                                           --------------
                                                                                               94,225,282

Consumer Non Durables (0.1%)
---------------------------------------------------------------------------------------------------------
         9,654   Luxottica Group SPA ADR (Italy)                                                  502,008

Consumer Products (0.5%)
---------------------------------------------------------------------------------------------------------
        36,381   Kimberly-Clark Corp.                                                           3,465,290

Cosmetics (0.6%)
---------------------------------------------------------------------------------------------------------
        65,625   Douglas Holding AG (Germany)                                                   2,577,288
       129,310   Thermolase Corp. +                                                             2,036,633
                                                                                           --------------
                                                                                                4,613,921

Data Communications (0.6%)
---------------------------------------------------------------------------------------------------------
        50,000   MFS Communications, Inc. +                                                     2,725,000
        84,550   Omnipoint Corp. +                                                              1,627,588
                                                                                           --------------
                                                                                                4,352,588

Education Services (1.5%)
---------------------------------------------------------------------------------------------------------
       234,718   Apollo Group, Inc. Class A +                                                   7,848,383
        55,326   DeVRY, Inc. +                                                                  1,300,161
        23,100   Learning Tree International, Inc. +                                              681,450
        21,900   Sylvan Learning Systems, Inc. +                                                  624,150
                                                                                           --------------
                                                                                               10,454,144

Electric Utilities (0.4%)
---------------------------------------------------------------------------------------------------------
        80,264   Calenergy, Inc. +                                                              2,698,877

Electronic Components (1.1%)
---------------------------------------------------------------------------------------------------------
        66,624   Benchmarq Microelectronics, Inc. +                                             1,424,088
        46,228   Micrel, Inc. +                                                                 1,461,961
         8,800   Microchip Technology, Inc. +                                                     447,700
         3,600   Phoenix Mecano AG (Switzerland)                                                1,879,195
        10,000   Rockwell International Corp.                                                     608,750
        70,800   Sipex Corp. +                                                                  2,283,300
                                                                                           --------------
                                                                                                8,104,994

Electronics and Electrical Equipment (2.2%)
---------------------------------------------------------------------------------------------------------
        86,947   Acres Gaming, Inc. +                                                             956,417
        57,400   ADT Ltd. +                                                                     1,313,025
       125,127   Applied Materials, Inc. +                                                      4,496,752
        36,488   CHS Electronics, Inc. +                                                          624,857
         7,950   General Electric Co.                                                             786,056
        39,500   Lernout & Hauspie Speech Products N.V. (Belgium)+                                661,625
       160,216   Thermo Instrument Systems, Inc. +                                              5,307,155
        97,200   ThermoQuest Corp. +                                                            1,251,450
                                                                                           --------------
                                                                                               15,397,337

Energy-Related (1.5%)
---------------------------------------------------------------------------------------------------------
       262,327   Thermo Electron Corp. +                                                       10,820,989

Entertainment (0.3%)
---------------------------------------------------------------------------------------------------------
        29,357   Disney (Walt) Productions, Inc.                                                2,043,981

Environmental Control (0.7%)
---------------------------------------------------------------------------------------------------------
        21,608   Memtec Ltd. ADR (Australia)                                                      710,363
        29,900   Pall Corp.                                                                       762,450
        46,021   Republic Industries, Inc. +                                                    1,435,284
        47,114   U.S. Filter Corp. +                                                            1,495,870
        27,300   WMX Technologies, Inc.                                                           890,663
                                                                                           --------------
                                                                                                5,294,630

Financial Services (4.8%)
---------------------------------------------------------------------------------------------------------
        35,352   Aames Financial Corp.                                                          1,268,253
       124,382   American Express Co.                                                           7,027,583
        23,800   Associates First Capital Corp.                                                 1,050,175
        42,300   Concord EFS, Inc. +                                                            1,194,975
        28,060   First USA Paymentech, Inc. +                                                     950,533
        40,862   Household International, Inc.                                                  3,769,519
         4,950   Marschollek, Lautenschlaeger und Partner
                   AG (Germany)                                                                   774,391
       194,328   MBNA Corp.                                                                     8,064,612
        50,600   Metris Companies Inc. +                                                        1,214,400
        30,236   RAC Financial Group, Inc. +                                                      638,736
       139,591   Southern Pacific Funding Corp. +                                               4,344,770
        92,300   TCF Financial Corp.                                                            4,015,050
                                                                                           --------------
                                                                                               34,312,997

Food and Beverages (0.7%)
---------------------------------------------------------------------------------------------------------
        79,280   Archer Daniels Midland Co.                                                     1,744,160
        36,400   PepsiCo, Inc.                                                                  1,064,700
        37,800   Sara Lee Corp.                                                                 1,408,050
        22,700   Whitman Corporation                                                              519,263
                                                                                           --------------
                                                                                                4,736,173

Funeral/Cemetery Services ( -- %)
---------------------------------------------------------------------------------------------------------
         5,800   Loewen Group, Inc.                                                               226,925

Gas Pipelines (0.6%)
---------------------------------------------------------------------------------------------------------
        20,000   El Paso Natural Gas Co.                                                        1,010,000
        50,300   Enron Corp.                                                                    2,169,188
        26,600   Sonat, Inc.                                                                    1,369,900
                                                                                           --------------
                                                                                                4,549,088

Gas Utilities (0.4%)
---------------------------------------------------------------------------------------------------------
        41,900   Columbia Gas System, Inc.                                                      2,665,888

Health Care Services (2.1%)
---------------------------------------------------------------------------------------------------------
        30,000   ABR Information Services, Inc. +                                               1,181,250
        22,300   Access Health, Inc. +                                                            997,925
        54,288   Cardinal Health, Inc.                                                          3,162,276
        51,343   HBO & Co.                                                                      3,048,491
       127,246   Healthsouth Rehabilitation Corp. +                                             4,914,877
        10,900   Superior Consultant Holdings Corp. +                                             269,775
        19,400   Total Renal Care Holdings, Inc. +                                                703,250
        35,416   Vivra, Inc. +                                                                    978,367
                                                                                           --------------
                                                                                               15,256,211

Home Building ( -- %)
---------------------------------------------------------------------------------------------------------
        11,656   Clayton Homes, Inc.                                                              157,356

Hospital Management (1.0%)
---------------------------------------------------------------------------------------------------------
        58,060   American Medical Response +                                                    1,886,950
       137,714   Health Management Assoc., Inc. +                                               3,098,565
        53,530   National Surgery Centers, Inc. +                                               2,034,140
                                                                                           --------------
                                                                                                7,019,655

Household Products (1.1%)
---------------------------------------------------------------------------------------------------------
       112,548   Blyth Industries, Inc. +                                                       5,135,003
        44,700   Tupperware Corp.                                                               2,397,038
                                                                                           --------------
                                                                                                7,532,041

Insurance (0.8%)
---------------------------------------------------------------------------------------------------------
        16,800   Aetna Inc.                                                                     1,344,000
        10,000   Allmerica Financial Corp.                                                        335,000
        40,600   American General Corp.                                                         1,659,525
        10,500   American International Group, Inc.                                             1,136,625
         5,000   AON Corp.                                                                        310,625
         5,000   CIGNA Corp.                                                                      683,125
        27,900   USF&G Corp.                                                                      582,413
                                                                                           --------------
                                                                                                6,051,313

Leisure (1.4%)
---------------------------------------------------------------------------------------------------------
        54,467   Adidas AG 144A (Germany)                                                       2,321,656
        40,000   Family Golf Centers, Inc. +                                                    1,205,000
       191,270   Signature Resorts, Inc. +                                                      6,742,268
                                                                                           --------------
                                                                                               10,268,924

Lodging (1.6%)
---------------------------------------------------------------------------------------------------------
        30,474   Doubletree Corp. +                                                             1,371,330
        93,400   Extended Stay America, Inc. +                                                  1,879,675
        94,464   HFS, Inc. +                                                                    5,644,224
        15,000   Hilton Hotels Corp.                                                              391,875
        66,600   Prime Hospitality Corp. +                                                      1,073,925
        18,300   Promus Hotel Corp. +                                                             542,138
        15,678   Renaissance Hotel Group N.V. (Hong Kong)+                                        368,433
         4,250   Studio Plus Hotels, Inc. +                                                        66,938
                                                                                           --------------
                                                                                               11,338,538

Medical Management Services (1.2%)
---------------------------------------------------------------------------------------------------------
        14,100   OccuSystems, Inc. +                                                              380,700
        75,147   Pediatrix Medical Group, Inc. +                                                2,780,439
       169,658   Phycor, Inc. +                                                                 4,814,046
        19,100   Phymatrix, Inc. +                                                                272,175
        43,800   Physician Reliance Network, Inc. +                                               339,450
                                                                                           --------------
                                                                                                8,586,810

Medical Supplies and Devices (5.6%)
---------------------------------------------------------------------------------------------------------
         9,500   Bard (C.R.), Inc.                                                                266,000
        74,655   Boston Scientific Corp. +                                                      4,479,300
        95,458   Johnson & Johnson                                                              4,749,036
        70,000   Lifecore Biomedical, Inc. +                                                    1,260,000
         7,750   Mallinckrodt, Inc.                                                               341,969
        20,100   Medtronic, Inc.                                                                1,366,800
        21,400   Minimed, Inc. +                                                                  690,150
        45,433   Omnicare, Inc.                                                                 1,459,535
        55,857   Physician Sales & Service, Inc. +                                                802,944
        68,748   Shared Medical Systems Corp.                                                   3,385,839
        54,352   Sola International, Inc. +                                                     2,065,376
        51,602   Spine-Tech, Inc. +                                                             1,290,050
       110,465   St. Jude Medical Inc. +                                                        4,708,571
       209,840   Stryker Corp.                                                                  6,268,970
       153,849   Thermo Cardiosystems, Inc. +                                                   4,615,470
        17,700   Thermotrex Corp. +                                                               484,538
        70,003   Trex Medical Corp. +                                                             910,039
        23,100   U.S. Surgical Corp.                                                              909,563
                                                                                           --------------
                                                                                               40,054,150

Metals and Mining (0.5%)
---------------------------------------------------------------------------------------------------------
        39,900   Freeport-McMoRan Copper & Gold Co., Inc. Class A                               1,122,188
       104,640   Miller Industries, Inc./Tennessee +                                            2,092,800
         6,800   Nucor Corp.                                                                      346,800
                                                                                           --------------
                                                                                                3,561,788

Networking Equipment (5.1%)
---------------------------------------------------------------------------------------------------------
        85,638   Ascend Communications, Inc. +                                                  5,320,261
       147,303   Bay Networks Inc. +                                                            3,074,950
        12,600   Black Box Corp. +                                                                519,750
       304,942   Cabletron Systems, Inc. +                                                     10,139,320
        83,501   Cascade Communications Corp. +                                                 4,602,993
       145,991   Cisco Systems, Inc. +                                                          9,288,677
         5,587   International Network Services +                                                 168,658
        54,181   Shiva Corp. +                                                                  1,889,562
        15,107   U.S. Robotics Corp. +                                                          1,087,704
                                                                                           --------------
                                                                                               36,091,875

Nursing Homes (0.6%)
---------------------------------------------------------------------------------------------------------
       100,008   Assisted Living Concepts Inc. +                                                1,525,122
        42,096   Health Care & Retirement Corp. +                                               1,204,998
        65,147   Sunrise Assisted Living, Inc. +                                                1,815,973
                                                                                           --------------
                                                                                                4,546,093

Office Equipment (1.1%)
---------------------------------------------------------------------------------------------------------
       250,297   Viking Office Products, Inc. +                                                 6,679,801
        25,900   Xerox Corp.                                                                    1,362,988
                                                                                           --------------
                                                                                                8,042,789

Oil and Gas (1.8%)
---------------------------------------------------------------------------------------------------------
         6,000   Baker Hughes Inc.                                                                207,000
        11,068   British Petroleum PLC ADR (United Kingdom)                                     1,564,739
         6,800   Exxon Corp.                                                                      666,400
        33,000   Halliburton Co.                                                                1,988,250
        30,800   Mobil Corp.                                                                    3,765,300
        16,100   Schlumberger Ltd.                                                              1,607,988
        68,527   Total Corp. ADS (France)                                                       2,758,212
                                                                                           --------------
                                                                                               12,557,889

Paper and Forest Products (0.3%)
---------------------------------------------------------------------------------------------------------
        18,900   Fort Howard Corp. +                                                              523,294
        10,000   Temple Inland, Inc.                                                              541,250
        10,000   Unisource Worldwide, Inc. +                                                      202,500
        24,000   Weyerhaeuser Co.                                                               1,137,000
                                                                                           --------------
                                                                                                2,404,044

Pharmaceuticals and Biotechnology (2.5%)
---------------------------------------------------------------------------------------------------------
        18,200   Astra AB (Sweden)                                                                896,761
        43,210   Biochem Pharmaceutical, Inc. +                                                 2,171,303
        35,700   Dura Pharmaceuticals, Inc. +                                                   1,704,675
        40,090   Gilead Sciences, Inc. +                                                        1,002,250
        25,100   Lilly (Eli) & Co.                                                              1,832,300
        19,812   Medicis Pharmaceutical Corp. Class A +                                           871,728
        34,752   Merck & Co., Inc.                                                              2,754,096
        23,986   Parexel International Corp. +                                                  1,238,277
        73,442   Pharmacia & Upjohn, Inc.                                                       2,910,139
       651,500   PT Darya Varia Laboratoria (Indonesia)                                         1,048,583
        14,000   Smithkline Beecham PLC ADR (United Kingdom)                                      952,000
           800   Transkaryotic Therapies, Inc. (Malaysia) +                                        14,800
         4,100   Warner-Lambert Co.                                                               307,500
                                                                                           --------------
                                                                                               17,704,412

Photography (0.8%)
---------------------------------------------------------------------------------------------------------
        39,200   Eastman Kodak Co.                                                              3,145,800
        57,300   Polaroid Corp.                                                                 2,492,550
                                                                                           --------------
                                                                                                5,638,350

Publishing (0.8%)
---------------------------------------------------------------------------------------------------------
        75,500   Deluxe Corp.                                                                   2,472,625
         7,000   Gannett Co., Inc.                                                                524,125
        27,300   Harcourt General, Inc.                                                         1,259,213
        15,700   Tribune Co.                                                                    1,238,338
                                                                                           --------------
                                                                                                5,494,301

Railroads (0.7%)
---------------------------------------------------------------------------------------------------------
        16,500   Burlington Northern Santa Fe Corp.                                             1,425,188
        81,897   Wisconsin Central Transportation Corp. +                                       3,245,169
                                                                                           --------------
                                                                                                4,670,357

Restaurants (1.2%)
---------------------------------------------------------------------------------------------------------
        50,000   Applebee's International, Inc.                                                 1,375,000
        28,822   Boston Chicken, Inc. +                                                         1,033,989
        49,844   J.D. Wetherspoon PLC (United Kingdom)                                            998,395
       174,420   Landry's Seafood Restaurants, Inc. +                                           3,728,228
        96,620   PizzaExpress PLC (United Kingdom)                                                872,556
        21,100   Rainforest Cafe, Inc. +                                                          495,850
                                                                                           --------------
                                                                                                8,504,018

Retail (6.3%)
---------------------------------------------------------------------------------------------------------
        74,694   Bed Bath & Beyond, Inc. +                                                      1,811,330
        19,600   Boise Cascade Office Products +                                                  411,600
       219,340   CompUSA, Inc. +                                                                4,523,888
        53,100   Dayton Hudson Corporation                                                      2,084,175
       357,588   Dixons Group PLC (United Kingdom)                                              3,321,134
        43,300   Federated Department Stores +                                                  1,477,613
        69,317   Global DirectMail Corp. +                                                      3,023,955
        59,757   Kohls Corp. +                                                                  2,345,462
        25,000   Neiman-Marcus Group, Inc. +                                                      637,500
        30,720   Payless Shoesource, Inc. +                                                     1,152,000
        63,513   Petco Animal Supplies, Inc. +                                                  1,317,895
       265,822   Price/Costco, Inc. +                                                           6,678,778
        58,700   Revco D.S., Inc. +                                                             2,171,900
        33,600   Rite Aid Corp.                                                                 1,335,600
        43,435   Saks Holdings, Inc. +                                                          1,172,745
       124,690   Staples, Inc. +                                                                2,252,213
       237,678   Starbucks Corp. +                                                              6,803,533
        28,000   TJX Cos., Inc. (The)                                                           1,326,500
        38,440   Wolverine World Wide, Inc.                                                     1,114,760
                                                                                           --------------
                                                                                               44,962,581

Satellite Services (0.4%)
---------------------------------------------------------------------------------------------------------
        97,800   PanAmSat Corp. +                                                               2,738,400

Semiconductors (3.7%)
---------------------------------------------------------------------------------------------------------
        46,000   Actel Corp. +                                                                  1,092,500
       102,911   Analog Devices Inc. +                                                          3,486,110
        23,993   Lattice Semiconductor Corp. +                                                  1,103,678
       115,467   Linear Technology Corp.                                                        5,066,115
       146,072   Maxim Integrated Products Inc. +                                               6,317,614
        95,250   National Semiconductor Corp. +                                                 2,321,719
        45,386   S3, Inc. +                                                                       737,523
        44,039   SGS-Thomson Microelectronics ADR (France) +                                    3,082,730
        19,600   Texas Instruments, Inc.                                                        1,249,500
        50,018   Xilinx, Inc. +                                                                 1,841,288
                                                                                           --------------
                                                                                               26,298,777

Specialty Consumer Products (1.0%)
---------------------------------------------------------------------------------------------------------
       186,850   Bulgari S.P.A. (Italy)                                                         3,793,683
        40,000   Central Garden and Pet Co. +                                                     842,500
        36,829   Fastenal Co.                                                                   1,684,927
        53,400   Marks Brothers Jewelers, Inc. +                                                  620,775
                                                                                           --------------
                                                                                                6,941,885

Supermarkets (0.4%)
---------------------------------------------------------------------------------------------------------
         4,500   Carrefour Supermarche (France)                                                 2,928,014

Telecommunication Equipment (1.7%)
---------------------------------------------------------------------------------------------------------
         9,300   Andrew Corp. +                                                                   493,481
        29,850   Brooks Fiber Properties, Inc. +                                                  761,175
        60,828   Pairgain Technologies, Inc. +                                                  1,851,452
       122,857   Picturetel Corp. +                                                             3,194,282
       150,021   Tellabs, Inc. +                                                                5,644,540
         5,000   West TeleServices Corp. +                                                        113,750
                                                                                           --------------
                                                                                               12,058,680

Telephone Services (2.0%)
---------------------------------------------------------------------------------------------------------
         2,300   Deutsche Telekom AG ADR (Germany) +                                               46,863
        33,600   GTE Corp.                                                                      1,528,800
        22,700   Intermedia Communications, Inc. +                                                584,525
        78,307   IXC Communications, Inc. +                                                     2,407,940
        22,972   LCI International, Inc. +                                                        493,898
        50,875   MCI Communications Corp.                                                       1,662,977
        55,300   McLeod, Inc. Class A +                                                         1,410,150
        85,000   MIDCOM Communications, Inc. +                                                    722,500
        68,084   RMH Teleservices, Inc. +                                                         527,651
        47,500   Sprint Corp.                                                                   1,894,063
        59,365   Tel-Save Holdings, Inc. +                                                      1,721,585
        58,976   WorldCom, Inc. +                                                               1,537,062
                                                                                           --------------
                                                                                               14,538,014

Textiles (0.6%)
---------------------------------------------------------------------------------------------------------
        34,130   Wolford AG (Austria)                                                           4,130,663

Tobacco (0.2%)
---------------------------------------------------------------------------------------------------------
        43,300   UST, Inc.                                                                      1,401,838

Trucking (0.1%)
---------------------------------------------------------------------------------------------------------
        17,150   Ryder System, Inc.                                                               482,344

Wireless Communications (0.9%)
---------------------------------------------------------------------------------------------------------
        36,400   Airtouch Communications, Inc. +                                                  919,100
        26,347   CellNet Data Systems Inc. +                                                      385,325
        43,391   ICG Communications, Inc. +                                                       764,766
       268,121   NEXTEL Communications, Inc. Class A +                                          3,502,301
        36,467   Paging Network, Inc. +                                                           556,122
        28,000   Preferred Networks, Inc. +                                                       182,000
        15,900   Western Wireless Corp. Class A +                                                 220,613
                                                                                           --------------
                                                                                                6,530,227
                                                                                           --------------
                 Total Common Stocks (cost $643,262,352)                                   $  699,543,771

PREFERRED STOCKS (0.9%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
        28,083   Fielmann AG pfd. (Germany)                                                $      875,030
        18,555   Fresenius AG pfd. (Germany)                                                    3,830,243
        13,689   Marschollek, Lautenschlaeger und Partner AG pfd.
                   (Germany)                                                                    1,901,620
                                                                                           --------------
                 Total Preferred Stocks (cost $6,336,568)                                  $    6,606,893

Short-Term Investments (3.6%) * (cost $26,029,880)

PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
    26,025,000   Interest in $624,569,000 joint repurchase agreement
                   dated December 31, 1996 with SBC Warburg Inc.
                   due January 2, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $26,034,759 for an
                   effective yield of 6.75%                                                $   26,029,880
---------------------------------------------------------------------------------------------------------
                 Total Investments (cost $675,628,800) ***                                 $  732,180,544
---------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $713,854,888.

+   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $679,825,819, resulting in gross unrealized appreciation and depreciation of $90,890,923 and $38,536,198, respectively, or net unrealized appreciation of $52,354,725.

ADR or ADS after the name of a foreign holding stands for American Depository Receipts or American Depository
Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statments.





Statement of assets and liabilities
December 31, 1996
Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $675,628,800) (Note 1)                                                $732,180,544
---------------------------------------------------------------------------------------------------
Cash                                                                                        600,493
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                           345,781
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    3,933,252
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            3,124,864
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    4,434
---------------------------------------------------------------------------------------------------
Total assets                                                                            740,189,368

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         20,711,686
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,120,846
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,147,826
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  261,094
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                  536
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,233
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      547,293
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   17,230
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      524,736
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        26,334,480
---------------------------------------------------------------------------------------------------
Net Assets                                                                             $713,854,888

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $683,844,515
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                  (26,542,746)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                         56,553,119
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $713,854,888

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($348,261,456 divided by 22,455,190 shares)                                                  $15.51
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.51)*                                      $16.46
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($328,267,979 divided by 21,373,441 shares)**                                                $15.36
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,325,453 divided by 2,420,369 shares)                                                    $15.42
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.42)*                                      $15.98
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended December 31, 1996

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $22,028)                                              $ 2,059,202
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,116,283
--------------------------------------------------------------------------------------------------
Total investment income                                                                  3,175,485
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,170,929
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,440,335
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          14,975
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,155
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      568,425
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,111,352
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      166,072
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               3,269
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    117,153
--------------------------------------------------------------------------------------------------
Registration fees                                                                          175,565
--------------------------------------------------------------------------------------------------
Auditing                                                                                    32,222
--------------------------------------------------------------------------------------------------
Legal                                                                                        9,147
--------------------------------------------------------------------------------------------------
Postage                                                                                    395,185
--------------------------------------------------------------------------------------------------
Other                                                                                      115,399
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,331,183
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (270,365)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,060,818
--------------------------------------------------------------------------------------------------
Net investment loss                                                                     (4,885,333)
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (26,249,629)
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                   (481)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                           1,375
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              45,937,081
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 19,688,346
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $14,803,013
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                           Year ended December 31
                                                                                     ---------------------------------
                                                                                               1996               1995
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                   $  (4,885,333)      $   (121,381)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                                       (26,250,110)           466,880
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                         45,938,456         10,341,405
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     14,803,013         10,686,904
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                      --           (218,962)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --           (149,415)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --            (13,756)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                      --           (167,955)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --           (114,610)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --            (10,552)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       542,433,413        143,417,234
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            557,236,426        153,428,888
----------------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       156,618,462          3,189,574
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $-- and $14, respectively)                                        $713,854,888       $156,618,462
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

                                                                                          October 2, 1995
                                                                                         (commencement of
                                                                        Year ended        operations) to        Year ended
                                                                        December 31         December 31         December 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                  1995                1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Class M                       Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.39               $13.08               $14.37
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                             (.19)                  --(b)              (.22)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.22                 1.38                 1.21
---------------------------------------------------------------------------------------------------------------------------
Total from investment activities                                             1.03                 1.38                  .99
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                 (.03)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.04)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            --                 (.07)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.42               $14.39               $15.36
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            7.16                10.57*                6.89
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $37,325               $6,115             $328,268
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)                               1.94                  .47*                2.19
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                    (1.20)                (.21)*              (1.45)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      68.95                49.81                68.95
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                          $0.0487                                   $0.0487
---------------------------------------------------------------------------------------------------------------------------

Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                     October 2, 1995
                                                                     (commencement of
                                                                     operations) to
                                                                       December 31                Year ended December 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1996                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                          Class B                         Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08               $14.40                $9.75
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                             (.04)(b)             (.11)                (.01)(b)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.40                 1.22                 4.88
---------------------------------------------------------------------------------------------------------------------------
Total from investment activities                                             1.36                 1.11                 4.87
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     --                   --                   --
---------------------------------------------------------------------------------------------------------------------------


In excess of net investment income                                           (.03)                  --                 (.10)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.04)                  --                 (.12)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.07)                  --                 (.22)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.37               $15.51               $14.40
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          10.41*                7.71                50.14
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $66,978             $348,261              $83,526
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (e)                               .54*                1.44                 1.31
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     (.29)*               (.69)                (.28)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      49.81                68.95                49.81
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                               $0.0487
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                         April 14, 1993
                                                                                         (commencement of
                                                                                         operations) to
                                                                                           December 31
------------------------------------------------------------------------------------------------------
                                                                             1994                 1993
------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.29                $8.50
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                             (.02)(b)               --(b)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .05                 1.95
------------------------------------------------------------------------------------------------------
Total from investment activities                                              .03                 1.95
------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------
From net investment income                                                   (.01)                  --
------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --
------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.56)                (.16)
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.57)                (.16)

------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.75               $10.29
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           0.34                22.98*
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $3,190               $2,895
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (e)                               .92                  .72*
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     (.18)                (.04)*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     101.94                76.02
------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------

* Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the fund for the period ended December 31, 1993 and the year ended December 31, 1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
December 31, 1996

Note 1
Significant accounting policies

The Putnam Voyager Fund II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing in primarily a portfolio of common stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal income taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At December 31, 1996, the fund had a capital loss carryover of approximately $19,033,000 available to offset future net capital gain, if any, which will expire on December 31, 2004.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of realized losses on forward foreign currency contracts, organization expenses, post-October loss deferrals and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1996, the fund reclassified $4,885,347 to decrease accumulated net investment loss and $4,885,828 to decrease paid-in-capital with a decrease to accumulated net realized loss on investments of $481. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $17,221. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44 % of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $1,070 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's averagmeeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1996 fund expenses were reduced by $270,365 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended December 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,374,998 and $79,672 from the sale of class A and class M shares, respectively and received $249,967 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended December 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $18,445 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended December 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $840,498,669 and $302,993,430, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Year ended
                                       December 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      27,332,602     $421,525,389
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                 27,332,602      421,525,389

Shares
repurchased                     (10,677,327)    (165,799,580)
------------------------------------------------------------
Net increase                     16,655,275     $255,725,809
------------------------------------------------------------

                                          Year ended
                                       December 31, 1995
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,559,419      $89,096,620
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        27,847          377,316
------------------------------------------------------------
                                  6,587,266       89,473,936

Shares
repurchased                      (1,114,390)     (15,228,902)
------------------------------------------------------------
Net increase                      5,472,876      $74,245,034
------------------------------------------------------------

                                           Year ended
                                        December 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      18,258,918     $279,772,492
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                 18,258,918      279,772,492

Shares
repurchased                      (1,545,949)     (23,794,078)
------------------------------------------------------------
Net increase                     16,712,969     $255,978,414
------------------------------------------------------------

                                       From October 2, 1995
                                        (commencement of
                                         operations) to
                                       December 31, 1995
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,792,353      $65,229,944
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        18,762          254,787
------------------------------------------------------------
                                  4,811,115       65,484,731

Shares
repurchased                        (150,643)      (2,067,751)
------------------------------------------------------------
Net increase                      4,660,472      $63,416,980
------------------------------------------------------------

                                            Year ended
                                        December 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,357,042      $36,329,365
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                  2,357,042       36,329,365

Shares
repurchased                        (361,673)      (5,600,175)
------------------------------------------------------------
Net increase                      1,995,369      $30,729,190
------------------------------------------------------------

                                       From October 2, 1995
                                        (commencement of
                                         operations) to
                                        December 31, 1995
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         444,206       $6,019,954
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,787           24,308
------------------------------------------------------------
                                    445,993        6,044,262

Shares
repurchased                         (20,993)        (289,042)
------------------------------------------------------------
Net increase                        425,000       $5,755,220
------------------------------------------------------------



Results of December 5, 1996, shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                  Votes for         withheld
                                 ----------         --------
Jameson Adkins Baxter            20,244,047          342,277
Hans H. Estin                    20,206,382          379,942
John A. Hill                     20,250,412          335,912
Ronald J. Jackson                20,244,278          342,046
Elizabeth T. Kennan              20,230,912          355,412
Lawrence J. Lasser               20,255,553          330,771
Robert E. Patterson              20,250,760          335,564
Donald S. Perkins                20,244,202          342,122
William F. Pounds                20,250,429          335,895
George Putnam                    20,243,379          342,945
George Putnam, III               20,234,508          351,816
Eli Shapiro                      20,213,715          372,609
A.J.C. Smith                     20,243,884          342,440
W. Nicholas Thorndike            20,209,717          376,607

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 19,837,852 votes for, and 188,472 votes against, with 560,000 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows:
17,974,478 votes for, and 812,310 votes against, with 1,799,536 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows: 17,465,272 votes for, and 1,350,779 votes against, with 1,770,273 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows: 17,953,967 votes for, and 826,993 votes against, with 1,805,364 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows:
17,541,919 votes for, and 1,290,260 votes against, with 1,754,145 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 17,553,600 votes for, and 1,284,654 votes against, with 1,748,070 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 17,366,570 votes for, and 1,407,835 votes against, with 1,811,919 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 17,441,588 votes for, and 1,351,059 votes against, with 1,793,677 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 17,267,362 votes for, and 1,488,734 votes against, with 1,830,228 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows:
17,487,550 votes for, and 1,288,173 votes against, with 1,810,601 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 17,777,952 votes for, and 1,042,748 votes against, with 1,765,624 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 17,505,220 votes for, and 1,296,216 votes against, with 1,784,888 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.




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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Tim Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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30599-377/2AR/2AO   2/97